EXHIBIT (A)(15)

                              LETTER OF TRANSMITTAL
       TO TENDER SHARES OF COMMON STOCK (INCLUDING THE ASSOCIATED RIGHTS)
                                       OF

                         DYNAMICS CORPORATION OF AMERICA

             PURSUANT TO THE OFFER TO PURCHASE, DATED MARCH 31, 1997
      AND THE SUPPLEMENTS THERETO, DATED APRIL 10, 1997 AND APRIL 15, 1997
                                       BY

                              SB ACQUISITION CORP.,
                            A WHOLLY OWNED SUBSIDIARY
                                       OF
                                 WHX CORPORATION

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                               NEW YORK CITY TIME,
            ON TUESDAY, APRIL 29, 1997, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK


       By Mail:            By Overnight Courier:               By Hand:
  Wall Street Station    77 Water Street, 4th Floor         Receive Window
     P.O. Box 1023           New York, NY 10005       77 Water Street, 5th Floor
New York, NY 10268-1023                                   New York, NY 10005
                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                             (212) 701-7636 or 7637
                    For Information Telephone (call collect):
                                 (212) 701-7624



  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
    ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST
     SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE
                       SUBSTITUTE FORM W-9 PROVIDED BELOW.

            THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
                   SHOULD BE READ CAREFULLY BEFORE THIS LETTER
                          OF TRANSMITTAL IS COMPLETED.

         THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY SHAREHOLDERS OF DYNAMICS CORPORATION OF AMERICA EITHER IF CERTIFICATES EVIDENCING SHARES (EACH AS DEFINED BELOW) ARE TO BE FORWARDED HEREWITH, OR IF DELIVERY OF SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY OR THE PHILADELPHIA DEPOSITORY TRUST COMPANY (EACH A "BOOK-ENTRY TRANSFER

FACILITY") PURSUANT TO THE BOOK-ENTRY TRANSFER PROCEDURE DESCRIBED IN "PROCEDURES FOR TENDERING SHARES" OF THE OFFER TO PURCHASE (AS DEFINED BELOW). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         While the previously circulated (yellow) Letter of Transmittal refers to the Offer to Purchase, dated March 31, 1997, shareholders making use thereof to tender their Shares will nevertheless receive $45 per Share for each Share validly tendered and not withdrawn and accepted for payment pursuant to the Offer, subject to the conditions of the Offer. Shareholders who have previously validly tendered and have not withdrawn their Shares pursuant to the Offer are not required to take any further action to receive the increased tender price of $45 per Share.

         This revised (white) Letter of Transmittal or the previously circulated (yellow or white) Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's Account at any Book-Entry Transfer Facility pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITORY.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       ---------------------------------

         CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY:

                / /      DTC              / /       PDTC

Account Number:
               ---------------------------------------------------------

Transaction Code Number:
                        ------------------------------------------------


/ / CHECK HERE IF TENDERED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s):
                                         ------------------------------------
         Window Ticket Number (if any):
                                       --------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            -----------------
         Name of Institution which Guaranteed Delivery:
                                                       ----------------------

         IF DELIVERED BY BOOK-ENTRY  TRANSFER,  CHECK BOX OF BOOK-ENTRY TRANSFER
         FACILITY:


                / /      DTC              / /       PDTC

Account Number:
               ---------------------------------------------------------

Transaction Code Number:
                        ------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
    Name(s) and Address(es) of Registered Holder(s)                         Share Certificate(s) Tendered
              (Please fill in, if blank)                                (Attach Additional List if Necessary)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Total Number of          Number of
                                                              Certificate          Shares Represented          Shares
                                                              Number(s)*           By Certificate(s)*        Tendered**
-----------------------------------------------------------------------------------------------------------------------------

                                                        ---------------------------------------------------------------------

                                                        ---------------------------------------------------------------------

                                                        ---------------------------------------------------------------------

                                                        ---------------------------------------------------------------------

                                                        ---------------------------------------------------------------------

                                                        ---------------------------------------------------------------------
                                                             Total Shares
-----------------------------------------------------------------------------------------------------------------------------
*  Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered.
   See Instruction 4.
-----------------------------------------------------------------------------------------------------------------------------


         The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
      PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL
                                   CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to SB Acquisition Corp., a New York corporation ("Purchaser") and a wholly owned subsidiary of WHX Corporation, a Delaware corporation, the above described shares of common stock, par value $.10 per share (the "Shares") of Dynamics Corporation of America, a New York corporation (the "Company"), including the associated Common Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of January 30, 1986, as amended on December 27, 1995, between the Company and First National Bank of Boston, as Rights Agent, at a price of $45 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 31, 1997 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). UNLESS THE CONTEXT REQUIRES OTHERWISE, ALL REFERENCES HEREIN TO THE SHARES SHALL INCLUDE THE ASSOCIATED RIGHTS, AND ALL REFERENCES TO THE RIGHTS SHALL INCLUDE ALL BENEFITS THAT MAY INURE TO THE HOLDERS OF THE RIGHTS PURSUANT TO THE RIGHTS AGREEMENT.

         Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof or declared, paid or distributed in respect of such Shares (collectively, "Distributions")), purchased pursuant to the Offer and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares
(individually, a "Share Certificate") and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity to, or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

         By executing this Letter of Transmittal, the undersigned irrevocably appoints Ronald LaBow and Stewart E. Tabin as proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise to act (including pursuant to written consent) with respect to all the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time of such vote or action (and all Distributions of said Shares) which the undersigned is entitled to vote or consent with respect to at any meeting of stockholders of the Company, whether annual or special, and whether or not an adjourned meeting (including without limitation the 1997 Annual Meeting of the Shareholders of the Company). THIS PROXY IS IRREVOCABLE and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and any other such Shares or securities) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned own(s) the Shares tendered hereby and that, when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

         No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "Procedures for Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates evidencing Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the box entitled "Special Payment Instructions" and/or "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not purchased or not tendered or accepted for payment in the name(s) of, and/or mail such check and/or return such certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares tendered hereby.

--------------------------------------------------------

             SPECIAL PAYMENT INSTRUCTIONS
       SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
                LETTER OF TRANSMITTAL)

  To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

Issue check and/or certificates to:

Name:
     ----------------------------------------------
                  (PLEASE PRINT)

Address:
       --------------------------------------------
                (Include Zip Code)


---------------------------------------------------
Taxpayer Identification or Social Security Number
(See Substitute Form W-9 on reverse)


--------------------------------------------------


--------------------------------------------------------



--------------------------------------------------------

              SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
                  LETTER OF TRANSMITTAL)

   To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.




Mail check and/or certificates to:

Name:
     ----------------------------------------------
                  (PLEASE PRINT)

Address:
        -------------------------------------------
                (INCLUDE ZIP CODE)



---------------------------------------------------







--------------------------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE
                    (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                       -----------------------------------
                           (SIGNATURE(S) OF HOLDER(S)

Dated:              , 1997

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Letter of Transmittal.)

Name(s):
        -------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      -----------------------------------------------------
Address:
        -------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               --------------------------------------------

Tax Identification or Social Security Number:
                                             ------------------------------
                    (COMPLETE SUBSTITUTE FOR W-9 ON REVERSE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(S)
            (SEE INSTRUCTIONS 1 AND 5 OF THIS LETTER OF TRANSMITTAL)

Authorized Signature:
                     ----------------------------------------------------

Name:
     --------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
      -------------------------------------------------------------------

Name of Firm:
             ------------------------------------------------------------

Address:
        -----------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area Code and Telephone Number:
                               ------------------------------------------

Dated:                 , 1997

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein, or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if certificates evidencing Shares ("Certificates") are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "Procedures for Tendering Shares" of the Offer to Purchase. Certificates evidencing all tendered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in "Procedures for Tendering Shares" of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in "Terms of the Offer; Proration; Expiration Date" of the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and (iii) in the case of a guarantee of Shares, the Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at a Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an
Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock
Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in "Procedures for Tendering Shares" of the Offer to Purchase.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

         3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

         4. PARTIAL TENDERS. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

         If any Shares tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such certificates.

         If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Certificate(s) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

         6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

         8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at their respective addresses or telephone numbers set forth herein. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

         9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

         10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE (TOGETHER WITH SHARE CERTIFICATES OR
CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                            IMPORTANT TAX INFORMATION

         Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies with respect to a shareholder, the Depositary is required to withhold 31% of any payments made to such shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To  prevent  backup   withholding  on  payments  that  are  made  to  a
shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and
(b) that (i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.



------------------------------------------------------------------------------------------------------------------------------
                                PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK, AS DEPOSITARY
------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                         PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT               ----------------------
FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.              Social Security Number
Department of the Treasury                                                                               OR
Internal Revenue Service
                                                                                               -----------------------
                                                                                               Employer Identification
                                                                                                       Number

                                                                                               (If awaiting TIN write
                                                                                                   "Applied For")
---------------------------------------------------------------------------------------------------------------------

Payer's Request for  PART II--For Payees Exempt From Backup Withholding, see
  Taxpayer                    the enclosed Guidelines and complete as
  Identification              instructed therein.
  Number (TIN)
                     CERTIFICATION--Under penalties of perjury, I certify that:

                                    (1)      The number shown on this form is my
                                             correct   Taxpayer   Identification
                                             Number      (or     a      Taxpayer
                                             Identification  Number has not been
                                             issued to me and  either (a) I have
                                             mailed or delivered an  application
                                             to      receive     a      Taxpayer
                                             Identification    Number   to   the
                                             appropriate     Internal    Revenue
                                             Service  ("IRS") or Social Security
                                             administration   office  or  (b)  I
                                             intend  to  mail  or   deliver   an
                                             application  in the near future.  I
                                             understand that if I do not provide
                                             a  Taxpayer  Identification  Number
                                             within sixty (60) days,  31% of all
                                             reportable   payments  made  to  me
                                             thereafter will be withheld until I
                                             provide a number), and

                                    (2)      I  am   not   subject   to   backup
                                             withholding because (a) I am exempt
                                             from backup withholding, (b) I have
                                             not been notified by the IRS that I
                                             am subject to backup withholding as
                                             a result of  failure  to report all
                                             interest  or  dividends  or (c) the
                                             IRS  has  notified  me that I am no
                                             longer     subject     to    backup
                                             withholding.

                     CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

--------------------------------------------------------------------------------
SIGNATURE:                                DATE:                 , 1997
--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent set forth below:

                     The Information Agent for the Offer is:

                            GEORGESON & COMPANY INC.

                                Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (Toll-Free)
                Banks and Brokers Call: (212) 440-9800 (Collect)